Exhibit 99.1
News

For Immediate Release	Contact:
November 13, 2013	Rick Honey
(212) 878-1831

COMPANY DECLARES QUARTERLY DIVIDEND
----------
MTI today declared a regular quarterly dividend of $0.05 per share on the company's common stock. The dividend is payable on December 12, 2013 to stockholders of record on November 29, 2013.
####